UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2022

LIBERTY OILFIELD SERVICES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
950 17th Street, Suite 2400
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)
(303) 515-2800
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Name Change to Liberty Energy Inc.
On April 19, 2022, Liberty Oilfield Services Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the stockholders approved an amendment to Article First of the Company’s Amended and Restated Certificate of Incorporation for the purpose of changing the Company’s name from “Liberty Oilfield Services Inc.” to “Liberty Energy Inc.” (the “Name Change”). On April 19, 2022, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to effect the Name Change, effective April 25, 2022.
The Company’s Class A common stock will continue to trade under the ticker symbol “LBRT” on the New York Stock Exchange.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 hereto and incorporated by reference.
Amendments to Bylaws
In connection with the Name Change, on April 19, 2022 the Board of Directors (the “Board”) of the Company approved an amendment to the Amended and Restated Bylaws of the Company, to reflect the change in corporate name to Liberty Energy Inc. In addition, on April 19, 2022, the Board approved an additional amendment to the bylaws to provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. No other changes were made to the Company’s bylaws.
The foregoing description of amendments to the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 hereto and incorporated by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
Voting results for each proposal considered at the Annual Meeting are set forth below. The proposals are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 8, 2022.
At the close of business on February 22, 2022, the record date for the Annual Meeting, there were 183,645,580 shares of Class A common stock and 2,449,191 shares of Class B common stock issued and outstanding and entitled to be voted at the Annual Meeting. The results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1: Election of three directors.
The three individuals listed below were elected as Class III directors of the Company at the Annual Meeting to serve for a term of three years. Voting results for each director were as follows:

Names	For	Withheld	Broker Non-Votes
Peter A. Dea	131,510,616	31,059,066	12,415,713
William F. Kimble	135,191,185	27,378,497	12,415,713
James R. McDonald	137,188,055	25,381,627	12,415,713

Proposal 2: Advisory vote on the compensation of the named executive officers.
The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstentions	Broker Non-Votes
159,712,833	2,844,956	11,893	12,415,713

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022.
The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2022 was approved as follows:

For	Against	Abstentions	Broker Non-Votes
174,854,677	125,146	5,572	0

Proposal 4: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to Liberty Energy Inc.
The amendment to the Company’s Amended and Restated Certificate of Incorporation to change the name of the Company to Liberty Energy Inc. was approved as follows:

For	Against	Abstentions	Broker Non-Votes
174,965,448	13,882	6,065	0
Item 9.01. Financial Statements and Exhibits

(d)Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

3.2	Second Amended and Restated Bylaws

104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY OILFIELD SERVICES INC.

Dated: April 21, 2022	By:	/s/ R. Sean Elliott
R. Sean Elliott
Vice President, General Counsel and Corporate Secretary